Cash and Due from Banks	12 Months Ended
Dec. 31, 2011
Cash and Due from Banks [Abstract]
Cash and Due from Banks
Note 2 - Cash and Due from Banks

Regulations of the Board of Governors of the Federal Reserve System impose uniform reserve requirements on all depository institutions with transaction accounts and non-personal time deposits.  Reserves are maintained in the form of vault cash or a non-interest bearing balance held with the Federal Reserve Bank.  The Bank also maintains deposits with the Federal Reserve Bank and other banks for various services such as check clearing.  The required reserve at December 31, 2011 and 2010 was approximately $100,000.